Exhibit 99.2

Third Quarter Fiscal Year 2008 May 1, 2008 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward- looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2007 filed August 29, 2007 under Item 1A. "Risk Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett Chief Executive Officer

Strong signings: $245 million Solid adjusted EPS: $0.91 Outstanding free cash flow: $161 million, 10% of revenue Excellent renewal rates: 92% ytd Third quarter fiscal 2008 highlights

BPO IT Solutions 0.84 0.16 Total Contract Value: $1.1 billion Q3FY08 New Business Signings Annual Recurring Revenue: $245 million Commercial Government 0.37 0.63 FY07 FYTD08 % of Total Renewals 0.940000000232827 0.92 Total Contract Value: $562 million Q3FY08 Renewals Annual Recurring Revenue: $195 million Strong signings and customer renewals Areas of Strength Electronic Payment and Benefits Healthcare Transportation Customer Care Finance & Accounting ITO Notable Renewals ITO Federal BPO

Commercial Government 0.69 0.31 Annual Recurring Revenue: $1.8 billion Commercial: ITO Healthcare BPO Transaction BPO Finance & Accounting Areas of Strength Government: Transportation, including international State & Local BPO IT Solutions 0.74 0.26 New business pipeline remains strong 74% 26%

ACS formula for long-term success Focus on vertical solutions that can be leveraged Keep solutions fresh through innovation and acquisitions Add new vertical markets through innovation and acquisitions Never let up operationally or financially Organize to remain nimble and accountable Sell, sell, sell Attract and retain the best talent Do it again

Tom Burlin Chief Operating Officer

Commercial Segment

Q3FY07(a) Q2FY08 Q3FY08 Revenue 851 903 922.4 Q3FY07(a) Q2FY08 Q3FY08 Reported 0.098 0.095 0.093 Adjusted (b) 0.101 0.095 0.091 Revenues Operating Margins Total Revenue Growth: 8% Internal Revenue Growth: 5% Margin decline: Start up losses on ramp of new business Y-o-Y and sequential revenue increases: Increased volumes in wireless Growth in ITO business Growth in HR business See restatement of operating segment results in Supplemental Schedules See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules Commercial segment results ($ in millions)

Rationale Broadens IT capabilities with German data center operations Grow globally within our existing client base European client base and cross-selling opportunity Strong base of recurring revenue Talented leadership team Financial Metrics ($ in millions) Purchase price: $63 Trailing twelve months revenue: $40 Operating margin profile: Corporate average Year 1 earning accretion: Modest Market opportunity German IT services market growing: ~ 10% Highly fragmented market with no dominant IT service provider sds expands our international capabilities

ACS well positioned in changing student loan market We provide student loan processing services in both operating segments Government: exclusive servicer on the Direct Loan Program (DLP) Commercial: service commercial banks and private lenders under the Federal Family Education Loan program (FFEL) Several lenders have stopped lending under the FFEL program due to lower federal subsidies and tighter credit markets Department of Education has publicly stated it plans to expand the capacity of the DLP program

Government Segment

Q3FY07 (a) Q2FY08 Q3FY08 Revenue 589 608 620 Q3FY07(a) Q2FY08 Q3FY08 Reported 0.19 0.196 0.176 Adjusted (b) 0.185 0.192 0.176 Y-o-Y margin decrease: Ramp of eligibility contract Lower non-recurring revenue in unclaimed property Q-o-Q margin decrease: Ramp of new business in government healthcare Lower non-recurring revenue in unclaimed property Y-o-Y revenue increase: Ramp of eligibility contract Transportation business Q-o-Q revenue increase: Ramp of new business in government healthcare Revenues Operating Margins Total Revenue Growth (c): 6% Internal Revenue Growth : 5% Government segment results ($ in millions) See restatement of operating segment results in Supplemental Schedules See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules Excludes divestitures

Rationale Gain U.S. leadership in fast growing fixed- route transit market Expands ACS' transit offerings Provides a means for ACS to penetrate other transportation markets Talented leadership team Financial Metrics ($ in millions) Trailing twelve months revenue: $50 Purchase price: $43 Operating margin profile: Corporate average Year 1 Accretion: Modest Market opportunity State funding for transportation: +15% TMS expected to broaden transit service offerings

Kevin Kyser Chief Financial Officer

Q3FY07 Q2FY08 Q3FY08 Reported 0.82 0.81 0.85 Adjusted (a) 0.78 0.9 0.91 Diluted EPS Q3FY07 Q2FY08 Q3FY08 Revenue 1441 1511 1542.4 Q3FY07 Q2FY08 Q3FY08 Reported 0.113 0.104 0.106 Adjusted (a) 0.116 0.114 0.112 Revenues Operating Margins Total Revenue Growth: 7% Internal Revenue Growth : 5% See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules. Third quarter highlights ($ in millions, except EPS)

(a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules. Third quarter income statement ($ in millions, except EPS)

(a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules. Fiscal year-to-date income statement ($ in millions, except EPS)

Differences in schedule due to rounding Condensed cash flow statement ($ in millions)

Increase due to acquisitions Selected balance sheet categories ($ in millions) Accelerated depreciation, increase in unbilled A/R, amortization of goodwill, impact of acquisitions Improved collections, DSO down 2 days Timing of payments

Revenue growth is driven by... ($ in millions) Ramp of new business signings Customer renewals Transaction volumes Non-recurring revenue Acquisitions:

Q & A

Supplemental Schedules Third Quarter Fiscal Year 2008 May 1, 2008

Non-GAAP Measures Restatement of Operating Segment Results During the first quarter of fiscal year 2008, the Company reorganized the internal operating and reporting structures in its Commercial and Government segments to more formally align its sales, service delivery and financial organizations under their appropriate leadership. As a result, the Company has restated its Commercial and Government segment results for the three and nine months ended March 31, 2007 to reflect its current operating and reporting structure. The restatement has no impact on the Company's consolidated results for the period of restatement. Use of Non-GAAP Financial Information The Company reports its financial results in accordance with GAAP. However, the Company uses certain non-GAAP performance measures, including adjusted non-GAAP earnings per share, free cash flow and internal revenue growth to provide both management and investors a more complete understanding of the Company's underlying operational trends and results. Management uses these non-GAAP measures to provide additional meaningful comparisons between current results and prior results, and as a basis for planning and forecasting for future periods.

Non-GAAP Measures (Continued) Reconciliation of Reported GAAP Results to Adjusted Non-GAAP Results - In addition to reporting operating income, pretax income, net income and earnings per share on a GAAP basis, the Company has also made certain non-GAAP adjustments which are described in "Description of Non-GAAP Adjustments"and are reconciled to the corresponding GAAP measures in the attached financial schedules titled "Reconciliation of Reported Results to Income Adjusted for Certain Non- GAAP Items" included in this earnings release. In making these non-GAAP adjustments, the Company takes into account the impact of items that are infrequently occurring or that are non-operational in nature. Management believes that the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends, as well as making financial comparisons to prior periods presented on a similar basis. The Company's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to prior periods, and the Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand the Company's comparative operating performance for the periods presented. The Company's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to past periods. The Company's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although the Company's management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company's income from operations, pretax income, net income and earnings per share calculated in accordance with GAAP. Therefore, management uses non- GAAP measures in conjunction with GAAP results. Investors and users of our financial information should also consider the above factors when evaluating our results.

Non-GAAP Measures (continued) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Costs related to our internal investigation of our stock option grant practices, investigations begun by the Securities and Exchange Commission and Department of Justice, and shareholder derivative suits: The Company has incurred costs related to our internal investigation, as well as those of the SEC and DOJ. In addition, several derivative lawsuits have been filed in connection with our stock option grant practices, generally alleging claims related to breach of fiduciary duty and unjust enrichment by certain of our directors and senior executives and the Company has incurred costs related to these lawsuits. Management expects that the Company will continue to incur costs related to the ongoing investigations and derivative lawsuits (collectively, "Option Investigation Related Costs"). Management believes that these costs, although material and recurring, are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. Costs related to buyout offers and related shareholder derivative suits: The Company has incurred costs in fiscal years 2008 and 2007 to evaluate our strategic alternatives, including the proposal from Darwin Deason, Chairman of the Board of Directors, and Cerberus. In addition, several lawsuits have been filed in connection with the announced buyout transaction, generally alleging claims related to breach of fiduciary duty, and seeking class action status ("Buyout Related Cost"). Management expects that the Company may continue to incur costs related to our evaluation of strategic alternatives and these lawsuits. Management believes that these costs, although material and possibly recurring, are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. Cost related to amending certain employee stock options: During fiscal year 2007 and the first quarter of fiscal year 2008, the Company amended the exercise price of certain outstanding stock options in order to reprice all, or a portion, of the respective stock option grants to the correct accounting measurement date to avoid adverse tax consequences to individual holders under Section 409A of the Internal Revenue Code ("Section 409A"). During the first quarter of fiscal year 2008, the Company expensed approximately $1.2 million related to these amended stock options ("Amended Options"). During the third quarter of fiscal year 2008, the Company paid approximately $6.7 million to the individual holders in accordance with the terms of the amended stock options. Management believes that these costs and cash payments are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of our operating performance.

Non-GAAP Measures (continued) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Cost related to certain former employees' stock options: The exercise price of certain former employees' vested, unexercised and outstanding stock options were less than the fair market value per share of ACS stock on the revised measurement dates for such stock options. During the first quarter of fiscal year 2008, the Company notified certain former employees that the Company will pay them the additional 20% income tax imposed by Section 409A if a triggering event occurs and if the employee is required to recognize and report W-2 income under Section 409A, subject to certain limitations. During the three and nine months ended March 31, 2008, the Company accrued approximately $0.5 million and $1.0 million, respectively, based on the market price of ACS common stock at March 31, 2008 and will adjust this accrual to the fair market value of ACS stock each quarter until the options are exercised ("Income Tax Reimbursements"). Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of our operating performance. Gain related to sale of our decision support business: In the second quarter of fiscal year 2008, the Company divested its decision support business and recognized a pre-tax gain of $2.4 million. Management believes that the decision support business is not strategic to our ongoing operations and its sale is an isolated event. Management believes excluding the gain on its sale better reflects the performance of our continuing operations. Waiver fee on our Credit Facility: In the first quarter of fiscal year 2007, the Company received an amendment, consent and waiver from the lenders under our Credit Facility with respect to, among other provisions, waiver of any default or event of default arising under the Credit Facility as a result of our failure to comply with certain reporting covenants ("Waiver Fee"). Management believes that our delayed filings of our Annual Report on Form 10-K for the year ended June 30, 2006 and Quarterly Report on Form 10-Q for the period ended September 30, 2006, which necessitated the waiver, are infrequently occurring events and excluding the Waiver Fee provides a more meaningful representation of our results of operations for the first quarter of fiscal year 2007.

Non-GAAP Measures (continued) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Gain related to sale of minority interests: In the third quarter of fiscal year 2007, the Company divested its minority interest in a professional service business and recognized a pre-tax gain of $9.1 million. Management believes that this sale is an isolated event related to non-core operations and not representative of our ongoing operations. This business was not considered strategic to our ongoing operations and excluding the gains on the sale helps to isolate the performance of our continuing operations. North Carolina contract settlement ("NC Settlement"): In the third quarter of fiscal year 2007, we mutually agreed to terminate the North Carolina MMIS contract, settled all issues related to the contract, and recognized $3.4 million in revenue related to this settlement. The Company believes that the contract termination and settlement was an infrequent occurrence and that excluding this settlement helps to provide a more meaningful representation of the performance of our continuing operations. Litigation settlement: In the third and fourth quarters of fiscal year 2007, we recorded charges of approximately $2.2 million and $2.3 million, respectively, related to the settlement of a pre-acquisition claim related to our fiscal year 2005 acquisition of the human resources consulting business of Mellon Financial Corporation. In the third quarter of fiscal year 2008, we recovered approximately $1.8 million of this settlement. We believe that the settlement and subsequent recovery of this pre-acquisition claim is not related to our ongoing operations and that excluding them helps to provide a more meaningful representation of the performance from our continuing operations.

Non-GAAP Measures (continued) Frequently Used Terms New business signings - while there are no third party standards or requirements governing the calculation of new business signings, we define new business signings as annual recurring revenue from new contracts and the incremental portion of renewals that are signed during the period, which represents the estimated first twelve months of revenue to be recorded under the contracts after full implementation. We use new business signings as a measure of estimated recurring revenues represented by contractual commitments, both to forecast prospective revenues and to estimate capital commitments. Revenues are measured under GAAP. Trailing twelve month new business - is the preceding twelve months of new business signings at a point in time expressed in annual revenue, not total contract value. Total contract value - represents estimated total revenue over the term of the contract.

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